UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 19, 2023
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.
The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On September 19, 2023, Hewlett Packard Enterprise Company (“HPE” or the “Company”) issued a blog post titled “Evolving our operating model to deliver a superior customer and partner experience” regarding HPE’s anticipated segment re-alignment, planned to become effective on November 1, 2023. The new organizational structure will consist of the following segments:

•Compute, to be led by Neil MacDonald, Executive Vice President and General Manager of Compute;
•High Performance Computing & Artificial Intelligence, to be led by Justin Hotard, Executive Vice President and General Manager of High Performance Computing & Artificial Intelligence;
•Hybrid Cloud, to be led by Fidelma Russo, Executive Vice President and Chief Technology Officer, and who will become General Manager of Hybrid Cloud effective November 1, 2023;
•Intelligent Edge, to be led by Phil Mottram, Executive Vice President and General Manager of Intelligent Edge;
•Financial Services, to be led by Gerri Gold, Executive Vice President and President and CEO of HPE Financial Services; and
•Corporate Investments and Other.

This planned segment re-alignment is primarily to align segment financial reporting more closely with HPE's anticipated business structure. The planned changes will result in a new segment, Hybrid Cloud, which will consist of the following:

•HPE's current Storage segment;
•HPE GreenLake for Compute that provides flexible compute as-a-Service IT infrastructure on a consumption basis;
•Private cloud product and service solutions; and
•Software.

Additionally, certain products and services currently reported in the High Performance Computing & Artificial Intelligence segment are expected to be transferred to the Compute and Hybrid Cloud segments, and the recently acquired Athonet business and certain components of our Communications and Media Solutions business will also be transferred from Corporate Investments and Other to Intelligent Edge, all to become effective November 1, 2023.

For the remainder of fiscal 2023, the organizational structure will not change, and the Chief Executive Officer, who is the Chief Operating Decision Maker in accordance with ASC 280, Segment Reporting, will continue to evaluate the business under our existing organizational structure. Commencing in the first quarter of fiscal 2024, HPE will report its results under the re-aligned segment structure.

A copy of the aforementioned blog post is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-looking statements
This Form 8-K and the press release furnished herewith contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “guidance,” “intend,” “will,” "may," and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to statements regarding the anticipated segment re-alignment and any projections of financial performance, plans, strategies and objectives of management for future operations or performance. Risks, uncertainties and assumptions include those that are described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and that are otherwise described or updated from time to time in Hewlett Packard Enterprise’s Securities and Exchange Commission reports. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Hewlett Packard Enterprise Company Blog Post, dated September 19, 2023 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: September 19, 2023	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary